Exhibit 99.1

Altair Announces First Quarter 2022 Financial Results

Altair Achieves Record Quarterly Revenue

TROY, Mich. – May 5, 2022 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in the areas of simulation, high-performance computing (HPC), data analytics and AI, today released its financial results for the first quarter ended March 31, 2022.

“Altair had a very strong first quarter 2022 with all our key metrics coming in above our guidance ranges,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “We deliver high value products and expertise to help our customers increase efficiency and competitiveness by driving smarter decisions with computational science and artificial intelligence, and our business momentum continues to be robust globally and across industry verticals.”

“We’re off to a great start for the year, achieving all-time highs for software product revenue and total revenue in the first quarter 2022,” said Matt Brown, Chief Financial Officer of Altair. “Revenues and profit were ahead of expectations for the quarter, putting us in a strong position to meet our financial goals for the year.”

First Quarter 2022 Financial Highlights

•	Software product revenue was $140.9 million compared to $129.5 million for the first quarter of 2021, an increase of 8.8%
•	Total revenue was $159.8 million compared to $150.2 million for the first quarter of 2021, an increase of 6.4%
•

Net income was $11.5 million compared to $14.4 million for the first quarter of 2021. Diluted net income per share was $0.13 based on 87.3 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.18 for the first quarter of 2021, based on 79.3 million diluted weighted average common shares outstanding

•	Adjusted EBITDA was $46.6 million compared to $37.0 million for the first quarter of 2021, an increase of 26.1%. Adjusted EBITDA margin was 29.2% compared to 24.6% for the first quarter of 2021
•

Non-GAAP net income was $32.9 million, compared to Non-GAAP net income of $26.0 million for the first quarter of 2021, an increase of 26.8%. Non-GAAP diluted net income per share was $0.38 based on 87.3 million non-GAAP diluted common shares outstanding, compared to Non-GAAP diluted net income per share of $0.33 for the first quarter of 2021, based on 79.3 million non-GAAP diluted common shares outstanding

•

Free cash flow was $3.6 million, compared to $33.5 million for the first quarter of 2021. Free cash flow in the first quarter 2022 was impacted by the payment of a $65.9 million litigation judgement assumed as part of the World Programming acquisition.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the second quarter and full year 2022:

(in millions)	Second Quarter 2022			Full Year 2022
Software Product Revenue	$111.0	to	$114.0	$496.0	to	$508.0
Total Revenue	$128.0		$131.0	$568.0		$582.0
Net Loss	$(19.0)		$(17.1)	$(29.5)		$(22.0)
Non-GAAP Net Income	$7.7		$9.2	$67.5		$73.4
Adjusted EBITDA	$12.0		$14.0	$98.0		$106.0
Net Cash Provided by Operating Activities				$17.6		$24.6
Free Cash Flow				$10.0		$17.0

Conference Call Information

What: Altair’s First Quarter 2022 Financial Results Conference CallWhen:Thursday, May 5, 2022
Time:5 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 4167474, Domestic(404) 537-3406, Conference ID 4167474, InternationalWebcast: http://investor.altair.com  (live & replay)

Exhibit 99.1

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares as defined starting with Q1 2022, includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position. All periods presented will be adjusted to align with this new definition.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in the areas of simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Exhibit 99.1

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2022, our statements regarding our expectations for 2022, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2022	December 31, 2021
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$405,578	$413,743
Accounts receivable, net	112,444	137,561
Income tax receivable	12,185	9,388
Prepaid expenses and other current assets	25,467	27,529
Total current assets	555,674	588,221
Property and equipment, net	40,188	40,478
Operating lease right of use assets	27,910	28,494
Goodwill	379,320	370,178
Other intangible assets, net	93,345	99,057
Deferred tax assets	8,228	8,495
Other long-term assets	29,025	28,352
TOTAL ASSETS	$1,133,690	$1,163,275
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,061	$6,647
Accrued compensation and benefits	35,038	42,307
Current portion of operating lease liabilities	9,948	9,933
Other accrued expenses and current liabilities	56,978	122,226
Deferred revenue	96,529	93,160
Convertible senior notes, net	226,187	199,705
Total current liabilities	430,741	473,978
Operating lease liabilities, net of current portion	18,847	19,550
Deferred revenue, non-current	21,874	12,872
Other long-term liabilities	43,019	42,894
TOTAL LIABILITIES	514,481	549,294
Commitments and contingencies
MEZZANINE EQUITY	784	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 52,011 and 51,524 shares as of March 31, 2022, and December 31, 2021, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 27,745 shares as of March 31, 2022, and December 31, 2021	3	3
Additional paid-in capital	698,045	724,226
Accumulated deficit	(66,620)	(102,087)
Accumulated other comprehensive loss	(13,008)	(8,950)
TOTAL STOCKHOLDERS’ EQUITY	618,425	613,197
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,133,690	$1,163,275

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2022	2021
Revenue
License	$106,169	$96,395
Maintenance and other services	34,728	33,146
Total software	140,897	129,541
Software related services	9,061	8,098
Total software and related services	149,958	137,639
Client engineering services	8,012	10,677
Other	1,811	1,847
Total revenue	159,781	150,163
Cost of revenue
License	4,687	5,395
Maintenance and other services	12,719	11,555
Total software *	17,406	16,950
Software related services	6,035	6,122
Total software and related services	23,441	23,072
Client engineering services	6,641	8,888
Other	1,521	1,462
Total cost of revenue	31,603	33,422
Gross profit	128,178	116,741
Operating expenses:
Research and development *	43,094	38,276
Sales and marketing *	35,682	32,070
General and administrative *	23,569	23,926
Amortization of intangible assets	5,903	4,877
Other operating income, net	(781)	(617)
Total operating expenses	107,467	98,532
Operating income	20,711	18,209
Interest expense	585	2,973
Other expense, net	2,068	835
Income before income taxes	18,058	14,401
Income tax expense	6,530	41
Net income	$11,528	$14,360
Income per share:
Net income per share attributable to common stockholders, basic	$0.15	$0.19
Net income per share attributable to common stockholders, diluted	$0.13	$0.18
Weighted average shares outstanding:
Weighted average number of shares used in computing net income per share, basic	79,462	74,651
Weighted average number of shares used in computing net income per share, diluted	87,261	79,295

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2022	2021
Cost of revenue – software	$1,903	$1,158
Research and development	7,358	3,186
Sales and marketing	7,035	3,468
General and administrative	2,318	1,836
Total stock-based compensation expense	$18,614	$9,648

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2022	2021
OPERATING ACTIVITIES:
Net income	$11,528	$14,360
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,686	6,686
Provision for credit loss	48	89
Amortization of debt discount and issuance costs	418	2,800
Stock-based compensation expense	18,614	9,648
Deferred income taxes	(67)	(687)
Other, net	107	(18)
Changes in assets and liabilities:
Accounts receivable	21,735	8,768
Prepaid expenses and other current assets	(138)	(805)
Other long-term assets	2,139	(3,628)
Accounts payable	(302)	(767)
Accrued compensation and benefits	(6,896)	2,626
Other accrued expenses and current liabilities	(61,759)	309
Deferred revenue	12,673	(2,810)
Net cash provided by operating activities	5,786	36,571
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(12,971)	—
Capital expenditures	(2,190)	(3,039)
Other investing activities, net	(343)	(412)
Net cash used in investing activities	(15,504)	(3,451)
FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan contributions	2,362	—
Proceeds from the exercise of common stock options	237	271
Payments on revolving commitment	—	(30,000)
Other financing activities	(90)	(107)
Net cash provided by (used in) financing activities	2,509	(29,836)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(970)	(1,331)
Net (decrease) increase in cash, cash equivalents and restricted cash	(8,179)	1,953
Cash, cash equivalents and restricted cash at beginning of year	414,012	241,547
Cash, cash equivalents and restricted cash at end of period	$405,833	$243,500
Supplemental disclosure of cash flow:
Interest paid	$1	$47
Income taxes paid	$3,187	$2,381
Supplemental disclosure of non-cash investing and financing activities:
Property and equipment in accounts payable, other current liabilities and other liabilities	$772	$619

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Adjusted EBITDA, Non-GAAP net income and Non-GAAP net income per share – diluted, to net income and net income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share amounts)	2022	2021
Net income	$11,528	$14,360
Stock-based compensation expense	18,614	9,648
Amortization of intangible assets	5,903	4,877
Non-cash interest expense	417	2,800
Restructuring expense	—	3,346
Impact of non-GAAP tax rate	(5,036)	(9,077)
Special adjustments and other (1)	1,492	—
Non-GAAP net income	32,918	25,954
Depreciation expense	1,783	1,809
Cash interest expense, net	323	79
Income tax expense, net of non-GAAP impact	11,566	9,118
Adjusted EBITDA	$46,590	$36,960

Net income per share, diluted	$0.13	$0.18
Non-GAAP net income per share, diluted	$0.38	$0.33

GAAP diluted shares outstanding	87,261	79,295
Non-GAAP diluted shares outstanding (2)	87,261	79,295
(1)	The three months ended March 31, 2022, includes $1.5 million currency losses on acquisition-related intercompany loans.
(2)	The Non-GAAP diluted shares outstanding for the three months ended March 31, 2021, has been changed to align with the current definition.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2022	2021
Net cash provided by operating activities (1)	$5,786	$36,571
Capital expenditures	(2,190)	(3,039)
Free cash flow (1)	$3,596	$33,532

(1)	The three months ended March 31, 2022, includes a $65.9 million payment in January 2022 for a legal judgement acquired in December 2021.

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Adjusted EBITDA and projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net loss	$(19,000)	$(17,100)	$(29,500)	$(22,000)
Stock-based compensation expense	19,900	19,900	77,400	77,400
Amortization of intangible assets	5,800	5,800	23,000	23,000
Non-cash interest expense	300	300	1,400	1,400
Impact of non-GAAP tax rate	700	300	(6,300)	(7,900)
Special adjustments and other(1)	—	—	1,500	1,500
Non-GAAP net income	7,700	9,200	67,500	73,400
Depreciation expense	1,800	1,800	7,100	7,100
Cash interest income, net	(200)	(200)	(300)	(300)
Income tax expense, net of non-GAAP impact	2,700	3,200	23,700	25,800
Adjusted EBITDA	$12,000	$14,000	$98,000	$106,000

(1)	Year ending December 31, 2022, includes $1.5 million currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2022
(in thousands)	Low	High
Net cash provided by operating activities (1)	$17,600	$24,600
Capital expenditures	(7,600)	(7,600)
Free cash flow (1)	$10,000	$17,000

(1)	Includes $65.9 million payment in January 2022 for legal judgement acquired in December 2021.